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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2001


                           FIRST FINANCIAL CORPORATION
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


         Indiana                       0-16759                  35-1546989
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



         One First Financial Plaza, Terre Haute, Indiana          47807
         -----------------------------------------------        ---------
          (Address of Principal Executive Offices)               Zip Code



                                 (812) 238-6000
    -------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On March 30, 2001, First Financial Corporation announced that it had entered into a definitive agreement to acquire Community Financial Corp., subject to shareholder and regulatory approval. Community Financial Corp. is the bank holding company for Community Bank and Trust, N.A. in Olney, Illinois. The acquisition will be accomplished pursuant to a merger of Community Financial Corp. with a wholly-owned subsidiary of First Financial.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

         2 Agreement of Affiliation and Merger dated March 30, 2001 by and among First Financial Corporation, its wholly-owned subsidiary, FFC Merger Corp, and Community Financial Corp.

         99       News Release of the First Financial Corporation dated
                  March 30, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FIRST FINANCIAL CORPORATION
                                  (Registrant)


Date: April 2, 2001                By:  /s/Donald E. Smith
                                        ------------------
                                        Donald E. Smith, Chairman











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                                  EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
----------                        -----------


         2 Agreement of Affiliation and Merger dated March 30, 2001 by and among First Financial Corporation, its wholly-owned subsidiary, FFC Merger Corp, and Community Financial Corp.

         99   News Release of the Registrant dated March 30, 2001.



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